Fees Summary	Jan. 05, 2026 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,344,262.70
Previously Paid Amount	0.00
Total Fee Amount	1,290.44
Total Offset Amount	0.00
Net Fee	$ 1,290.44